                                                                      Exhibit 99

                   MBT FINANCIAL CORP. REACHES $1.5 BILLION IN
                    ASSETS, REPORTS SECOND QUARTER EARNINGS

     Earnings Per Share Increases 6.7%, Non Performing Assets Decline 5.2%

MONROE, MICHIGAN, July 15, 2004 - MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported that it reached the $1.5 billion asset size milestone at the end of the second quarter of 2004. The Company also reported second quarter Net Income of $5,648,000, or $0.32 per share (basic and diluted). This is an increase of 6.7% over the $0.30 per share (basic and diluted) earned in the second quarter of 2003. Although Net Income decreased slightly from $5,781,000 in the second quarter of 2003, earnings per share was favorably impacted by the Company's stock repurchases. The Company repurchased 1,632,475 shares of its stock in a self tender offer in December, 2003 and has repurchased 1,049,559 shares in its ongoing repurchase program that began in January, 2001. Year to date Net Income was $11,048,000, an increase of 1.9% from the first six months of 2003. Year to date earnings per share was $0.63 (basic and diluted), an increase of 10.5% compared to the $0.57 (basic and diluted) earned in 2003.

Loan growth remained strong, and net interest margin was stable in the quarter. Loans increased $41.4 million, or 4.7% in the quarter, and are up $94.0 million, or 11.3% since June 30, 2003. The net interest margin decreased slightly to 3.56% in the second quarter, compared to 3.58% last quarter, but increased slightly from 3.54% in the second quarter of 2003.

The company also reported that it continues to improve its asset quality, with a 5.2% reduction in non-performing assets during the second quarter. This follows 6.3% and 17.8% reductions experienced in the previous two quarters. H. Douglas Chaffin, President and Chief Executive Officer, commented, "We were able to liquidate some of our Other Real Estate Owned during the quarter and reduce our nonaccrual loans. Our delinquency ratios have also been improving and we anticipate that we will be able to continue to show improvement in asset quality this year." Net charge offs in the quarter were $384,000, or 0.17% of average loans.

The bank moved into its new office in Temperance, Michigan during the second quarter. The new building is located on a site adjacent to where the old building was located, and enables the bank to continue to provide its brand of customer-friendly service in a more efficient manner. The bank is also continuing to increase its presence in the Downriver area of southern Wayne County, and expects to move into its new 11,000 square foot regional center in Wyandotte by the end of the third quarter.

ABOUT THE COMPANY

MBT Financial Corp., a single bank holding company headquartered in Monroe, Michigan is the parent company of Monroe Bank & Trust. Founded in 1858, Monroe Bank & Trust is one of the nation's largest community banks. The bank has $1.5 billion in assets and services nearly $1 billion in trust assets. MB&T is a full-service bank, offering a broad range of services, from personal and business accounts to complete credit options and the area's largest Trust Department. With 24 offices, 33 ATMs,

PhoneLink telephone banking and eLink online banking, MB&T is the area's most accessible community bank.

MB&T is proud to be an active supporter of the community through contributions, reinvestment, and civic involvement. MB&T is also known for ENLIST, its employee volunteer program, which is celebrating its 20th anniversary this year. Since its inception, participants in the ENLIST program have contributed nearly 90,000 hours of volunteer work in the communities we serve. Visit MB&T's web site at www.MBandT.com, where extensive financial and corporate information can be found in the Investor Relations section.

FORWARD-LOOKING STATEMENTS
Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Corporation's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.



FOR FURTHER INFORMATION:
H. Douglas Chaffin         John L. Skibski                 Herbert J. Lock
Chief Executive Officer    Chief Financial Officer         Investor Relations
(734) 384-8123             (734) 242-1879                  (734) 242-2603
doug.chaffin@mbandt.com    john.skibski@mbandt.com         herb.lock@mbandt.com

                               MBT FINANCIAL CORP.3
                  CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED

                                                                             QUARTERLY
                                             ----------------------------------------------------------------------------
                                                 2004           2004            2003            2003            2003
(dollars in thousands except per share data)   2ND QTR         1ST QTR        4TH QTR         3RD QTR         2ND QTR
                                             -------------  --------------  -------------   -------------   -------------
EARNINGS
      Net interest income                     $    12,985    $    12,640     $    12,626     $    12,775     $    12,902
      FTE Net interest income                 $    13,649    $    13,316     $    13,598     $    13,743     $    13,798
      Provision for loan and lease losses     $       600    $       600     $        30     $     6,325     $       825
      Non-interest income                     $     3,361    $     3,226     $     3,202     $     3,882     $     3,516
      Non-interest expense                    $     7,995    $     7,889     $     7,543     $     7,680     $     7,582
      Net income                              $     5,648    $     5,400     $     6,504     $     1,973     $     5,781
      Basic earnings per share                $      0.32    $      0.31     $      0.36     $      0.10     $      0.30
      Diluted earnings per share              $      0.32    $      0.31     $      0.35     $      0.10     $      0.30
      Average shares outstanding               17,429,648     17,501,262      18,747,900      19,115,234      19,111,172
      Average diluted shares outstanding       17,500,695     17,579,979      18,779,982      19,133,621      19,143,611

PERFORMANCE RATIOS
      Return on average assets                       1.55%          1.52%           1.76%           0.53%           1.60%
      Return on average common equity               15.26%         14.90%          15.69%           4.46%          13.65%
      Net interest margin, net of loan fees          3.56%          3.58%           3.40%           3.42%           3.54%
      Efficiency ratio                              45.34%         46.98%          41.89%          41.87%          44.97%
      Full-time equivalent employees                  384            386             389             389             386

CAPITAL
      Average equity to average assets              10.15%         10.19%          11.20%          11.98%          11.71%
      Book value per share                    $      8.29    $      8.50     $      8.20     $      8.84     $      9.07
      Cash dividend per share                 $      0.15    $      0.15     $      0.15     $      0.15     $      0.14

ASSET QUALITY
      Loan Charge-Offs                        $       714    $       666     $     6,683     $     2,204     $       812
      Loan Recoveries                         $       330    $       326     $       778     $       602     $       447
                                              -----------    -----------     -----------     -----------     -----------
      Net Charge-Offs                         $       384    $       340     $     5,905     $     1,602     $       365

      Allowance for loan and lease losses     $    14,976    $    14,760     $    14,500     $    18,773     $    13,685

      Nonaccrual Loans                        $    31,525    $    32,538     $    33,664     $    38,499     $    24,962
      Loans 90 days past due                  $       189    $       259     $       100     $       111     $       174
      Restructured loans                      $     3,348    $     2,561     $     4,755     $     7,023     $     5,904
                                              -----------    -----------     -----------     -----------     -----------
           Total nonperforming loans          $    35,062    $    35,358     $    38,519     $    45,633     $    31,040
      Other real estate owned                 $     6,570    $     8,579     $     8,434     $    11,578     $    11,445
      Nonperforming investment securities     $       163    $       171     $       140     $        79     $        79
                                              -----------    -----------     -----------     -----------     -----------
           Total nonperforming assets         $    41,795    $    44,108     $    47,093     $    57,290     $    42,564

      Net loan charge-offs to average loans          0.17%          0.16%           2.78%           0.78%           0.18%
      Allowance for losses to total loans            1.62%          1.67%           1.68%           2.24%           1.65%
      Nonperforming loans (including OREO)
           to Gross Loans                            4.51%          4.98%           5.44%           6.82%           5.12%
      Nonperforming assets to total assets           2.74%          3.12%           3.23%           3.89%           2.98%
      Allowance for loan losses to
           nonperforming assets                     35.83%         33.46%          30.79%          32.77%          32.15%

END OF PERIOD BALANCES
      Loans and leases                        $   923,738    $   882,290     $   863,850     $   839,059     $   829,708
      Total earning assets                    $ 1,433,115    $ 1,326,025     $ 1,372,332     $ 1,361,269     $ 1,338,328
      Total assets                            $ 1,523,976    $ 1,412,692     $ 1,457,788     $ 1,471,220     $ 1,428,231
      Deposits                                $ 1,038,441    $ 1,020,188     $ 1,039,117     $ 1,070,262     $ 1,023,426
      Shareholders' equity                    $   144,393    $   148,899     $   143,446     $   168,905     $   173,474

AVERAGE BALANCES
      Loans and leases                        $   905,502    $   872,746     $   854,473     $   827,259     $   816,203
      Total earning assets                    $ 1,378,490    $ 1,341,444     $ 1,390,854     $ 1,370,052     $ 1,364,184
      Total assets                            $ 1,466,359    $ 1,430,303     $ 1,468,278     $ 1,463,382     $ 1,449,808
      Deposits                                $ 1,028,702    $ 1,029,856     $ 1,077,644     $ 1,045,847     $ 1,035,872
      Shareholders' equity                    $   148,877    $   145,751     $   164,458     $   175,367     $   169,827

                               MBT FINANCIAL CORP.
                     CONSOLIDATED BALANCE SHEETS - UNAUDITED


                                                                   JUNE 30,           DECEMBER 31,            JUNE 30,
Dollars in thousands                                                 2004                 2003                 2003
ASSETS
Cash and Cash Equivalents
     Cash and due from banks                                     $    26,126          $    22,525          $    26,013
     Federal funds sold                                                    -                    -                2,500
        Total cash and cash equivalents                               26,126               22,525               28,513

Securities - Held to Maturity                                         91,513               99,154              104,264
Securities - Available for Sale                                      405,189              397,642              390,457
Federal Home Loan Bank stock - at cost                                12,675               11,686               11,399
Loans held for sale                                                      657                1,406                2,743
Loans - Net                                                          908,105              847,944              813,280
Accrued interest receivable and other assets                          25,715               25,627               27,551
Bank Owned Life Insurance                                             34,546               33,780               32,516
Premises and Equipment - Net                                          19,450               18,024               17,508
        Total assets                                             $ 1,523,976          $ 1,457,788          $ 1,428,231
=======================================================================================================================

LIABILITIES
Deposits:
     Non-interest bearing                                        $   142,152          $   135,536          $   133,565
     Interest-bearing                                                896,289              903,581              889,861
        Total deposits                                             1,038,441            1,039,117            1,023,426

Federal Home Loan Bank advances                                      253,500              225,000              225,000
Federal funds purchased                                               57,500               45,000                    -
Repurchase agreements                                                 21,900                    -                    -
Interest payable and other liabilities                                 8,242                5,225                6,331
        Total liabilities                                          1,379,583            1,314,342            1,254,757

STOCKHOLDERS' EQUITY
Common stock (no par value)                                                -                    -                    -
Additional paid-in capital                                            18,899               20,414               50,531
Retained Earnings                                                    129,677              123,867              120,882
Accumulated other comprehensive income                                (4,183)                (835)               2,061
        Total stockholders' equity                                   144,393              143,446              173,474
        Total liabilities and stockholders' equity               $ 1,523,976          $ 1,457,788          $ 1,428,231
=======================================================================================================================

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED


                                                                    QUARTER ENDED JUNE 30,
Dollars in thousands (except per share data)                   2004                       2003

INTEREST INCOME
Interest and fees on loans                                     $13,954                   $14,180
Interest on investment securities-
     Tax-exempt                                                  1,420                     1,572
     Taxable                                                     3,876                     4,232
Interest on federal funds sold                                       -                        36
           Total interest income                                19,250                    20,020

INTEREST EXPENSE
Interest on deposits                                             3,427                     4,137
Interest on borrowed funds                                       2,839                     2,981
           Total interest expense                                6,266                     7,118

NET INTEREST INCOME                                             12,984                    12,902
PROVISION FOR LOAN LOSSES                                          600                       825

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                                       12,384                    12,077

OTHER INCOME
Income from trust services                                         921                       820
Service charges and other fees                                   1,372                     1,304
Net gain on sales of securities                                     11                       242
Origination fees on mortgage loans sold                            169                       356
Bank Owned Life Insurance income                                   379                       329
Other                                                              509                       465
           Total other income                                    3,361                     3,516

OTHER EXPENSES
Salaries and employee benefits                                   4,494                     4,136
Occupancy expense                                                  689                       639
Other                                                            2,812                     2,807
           Total other expenses                                  7,995                     7,582

INCOME BEFORE PROVISION
FOR INCOME TAXES                                                 7,750                     8,011
PROVISION FOR INCOME TAXES                                       2,102                     2,230
NET INCOME                                                     $ 5,648                   $ 5,781
=================================================================================================


BASIC EARNINGS PER COMMON SHARE                                $  0.32                   $  0.30
=================================================================================================

DILUTED EARNINGS PER COMMON SHARE                              $  0.32                   $  0.30
=================================================================================================

DIVIDENDS DECLARED PER COMMON SHARE                            $  0.15                   $  0.14
=================================================================================================

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED


                                                                SIX MONTHS ENDED JUNE 30,
Dollars in thousands (except per share data)                   2004                  2003
INTEREST INCOME
Interest and fees on loans                                    $27,513               $27,996
Interest on investment securities-
     Tax-exempt                                                 2,860                 3,180
     Taxable                                                    7,436                 8,312
Interest on federal funds sold                                      1                    91
           Total interest income                               37,810                39,579

INTEREST EXPENSE
Interest on deposits                                            6,666                 8,500
Interest on borrowed funds                                      5,520                 6,173
           Total interest expense                              12,186                14,673

NET INTEREST INCOME                                            25,624                24,906
PROVISION FOR LOAN LOSSES                                       1,200                 1,650

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                                      24,424                23,256

OTHER INCOME
Income from trust services                                      1,735                 1,693
Service charges and other fees                                  2,650                 2,549
Net gain on sales of securities                                   118                   414
Origination fees on mortgage loans sold                           329                   632
Bank Owned Life Insurance income                                  765                   530
Other                                                             990                   901
           Total other income                                   6,587                 6,719

OTHER EXPENSES
Salaries and employee benefits                                  8,982                 8,358
Occupancy expense                                               1,497                 1,307
Other                                                           5,405                 5,291
           Total other expenses                                15,884                14,956

INCOME BEFORE PROVISION
FOR INCOME TAXES                                               15,127                15,019
PROVISION FOR INCOME TAXES                                      4,079                 4,181
NET INCOME                                                    $11,048               $10,838
===========================================================================================

BASIC EARNINGS PER COMMON SHARE                               $  0.63               $  0.57
===========================================================================================

DILUTED EARNINGS PER COMMON SHARE                             $  0.63               $  0.57
===========================================================================================

DIVIDENDS DECLARED PER COMMON SHARE                           $  0.30               $  0.28
===========================================================================================